                                                                    Exhibit 10.8

                                                Brussels, 7/26/96

I B P T                                   HERMES EUROPE RAILTEL bv
                                          Attn: Mr. Hartmut Seibel
                                          Terhulpsesteenweg 6A
                                          1560 Hoeilaart
Management 2 -- NRS
Matter handled by J. Vannieuwenhuyse
Telephone 02/226 87 59

Your letter dated       Your Reference    Our reference     Exhibit(s)
7/16/96                                   NRS/96/4002/1 1473

Dear Sir:

      I hereby inform you that, pursuant to the ministerial decision dated 3/29/1996 for the trial projects mentioned in your aforementioned letter, IBPT can allow an exception to Article 92, ss. 1 of the law dated March 21st pertaining to reform of certain semi-public corporations.

      The projects have been registered under the number

                                  NRS/96/4002/1

      As stated in the declaration, they comply with specific criteria, namely:

- they will be carried out on a clearly defined layout, geographically limited from Brussels to Essen via Anvers;
-     the duration is limited from 8/15 to 12/15/96 inclusive;
-     there is no commercial development;
-     no communication for the public in general is possible.

      The competent supervisory department has been informed of this letter.

      Finally, I hope that the trials will have the outcome anticipated. Future projects may always be certified in the same way.

                                          Sincerely,

                                          E. Van Heesvelde
                                          -----------------
                                          E. VAN HEESVELDE
                                          General Manager